John W. Rowe Chairman, President and Chief Executive Officer 2007 Exelon Investor Conference New York, NY December 19, 2007 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7.
Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8.
Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Third Quarter 2007 Quarterly Report on
Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1.
Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange
Commission by Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company, and
PECO Energy Company (Companies). Readers are cautioned not to place undue reliance on these forward-
looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the Supplemental Information presentation in Form 8-K filed on December 19, 2007 for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings and a reconciliation of GAAP net income to adjusted (non-GAAP) EBITDA.

Today’s Conference Agenda
10:00 a.m. – 10:35 a.m. John Rowe – Welcome and Strategic Overview
10:35 a.m. – 11:00 a.m.      John Young – Financial Overview
11:00 a.m. – 11:15 a.m.   Break
11:15 a.m. – 12:15 p.m. Panel Q&A –
John Rowe, John Young, Chris Crane, Lisa Crutchfield,
Ian McLean, Betsy Moler, Anne Pramaggiore
12:15 p.m. – 12:30 p.m. John Rowe – Wrap-up
12:30 p.m. – 1:30 p.m. Lunch / Informal discussion (Hilton Room)

4

~10% Compound Annual Growth Rate (1)
2000
2001
2002
2003
2004
2005
2006
2007E
2008E

S&P 500
20%

  $3.22
$3.10
$2.78
$2.61
$2.41
$2.24
$1.93
Oct-
00
Apr-
01
Oct-
01
Apr-
02
Oct-
02
Apr-
03
Oct-
03
Apr-
04
Oct-
04
Apr-
05
Oct-
05
Apr-
06
Oct-
06
Apr-
07
Oct-
07
10/20/00 – 11/30/07
Assumes dividend reinvestment
Source: Bloomberg
EXC
241%
UTY
105%
(1) 8-year growth rate through 2008; calculated using midpoint of 2008 Operating
EPS guidance range and 2000 Operating EPS of $1.93/share as base year.
$4.15-$4.30
Sustainable Financial Performance
Total Shareholder Return Adjusted (non-GAAP) Operating EPS
$4.00-$4.40
2000 – 2008 compound annual operating EPS growth is projected at ~10%.
Seven-year total return exceeds 240%

1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

EXC (17)
ETR (11)
PGN (5)
CEG (5)
SO (6)
FPL (6)
TVA (5)
DUK (7)
D (7)
Non-Fleet Operated (21)
NMC (6)
PEG (3)
FE (4)

Sustainable Operating Excellence –
Exelon Generation
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Exelon Industry
Average Capacity Factor
Note: Exelon data prior to 2000 represent ComEd-only nuclear fleet.
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
Range of Fleet 2-Yr Avg Capacity Factor (2002-2006)
65%
70%
75%
80%
85%
90%
95%
100%
Operator (# of Reactors)
Range 5-Year Average
EXC 93.2%

ComEd
An Exelon Company

Avg. Interruptions/Year per Customer (SAIFI)
Avg. Minutes per Outage (CAIDI)

Chicago Tribune

Sustainable Operating and Regulatory
Performance – ComEd
Fewer Interruptions and Shorter Outages
Note: Data based on IEEE definition which excludes major events and planned outages.
“State touts rate-relief plan; Proposal could
trim average ComEd bill $8 a month”
(July 24, 2007)
0.50
1.00
1.50
2.00
1998 2007 Projected
0
50
100
150
200
Frequency (SAIFI)
Duration (CAIDI)

PECO
An Exelon Company

The Patriot-News

Avg. Interruptions/Year per Customer (SAIFI)
Avg. Minutes per Outage (CAIDI)

Sustainable Operating and Regulatory
Performance – PECO
0.50
0.60
0.70
0.80
0.90
1.00
1.10
1998 2007 Projected
0
40
80
120
160
Frequency (SAIFI)
Duration (CAIDI)
Fewer Interruptions and Shorter Outages
“Rendell sees urgent need to
complete energy plan”
(September 14, 2007)
Note: Data based on IEEE definition which excludes major events and planned outages.

our vision

Exelon will be the best group of electric generation and electric and gas delivery companies in the United States – providing superior value for our customers, employees, investors and the communities we serve.

our goals

- Keep the lights on and the gas flowing
- Run the nuclear fleet at world-class levels
- Capitalize on environmental leadership and clean nuclear energy
- Create a challenging and rewarding workplace
- Enhance the value of our generation
- Build value through disciplined financial management

our values

Safety – for our employees, our customers and our communities
Integrity – the highest ethical standards in what we say and what we do
Diversity – in ethnicity, gender, experience and thought
Respect – trust and teamwork through open and honest communication
Accountability – for our commitments, actions and results
Continuous Improvement – stretch goals and measured results

5
DRAFT 12/7/2006 10:00 AM
A Sustainable Vision, A Dynamic Strategy
Exelon’s Strategic Direction
Protect Today’s Value
• Deliver superior operating performance
– Keep the lights on
– Continue nuclear excellence
• Support competitive markets
– Maintain/bolster PJM
– Step up advocacy
– Encourage market-based new entry
– Enhance auction construct
– Participate in competitive new entry
• Protect the value of our generation
– Optimize the generation portfolio
– Hedge market risk appropriately
• Build healthy, self-sustaining delivery
companies
– ComEd – fight rate freeze legislation,
seek long-term peace and drive path to
financial health
– PECO – maintain performance and
prepare for 2011 transition to market
Grow Long-Term Value
• Take the organization to the next level of
performance
– Foster positive employee relations
– Require accountability for results and values
– Acquire, develop and retain key talent
– Continuously improve productivity
• Align our financial management policies with the
changing profile of our company
• Rigorously evaluate new growth opportunities
– Generation
– Transmission
– Distribution
• Advance an environmental strategy that
leverages our carbon position
+

10 A Sustainable Environment

11

John F. Young Executive Vice President, Finance and Markets, and Chief Financial Officer 2007 Exelon Investor Conference New York, NY December 19, 2007

YTD Highlights
• Solid financial operating EPS results
- Higher generation margins
- Favorable weather
- Strong nuclear performance
• Illinois Settlement
• Engaged in Pennsylvania transition
• Value Return Plan implementation
• ComEd Regulatory Recovery Plan execution
2007 Operating EPS Guidance of $4.15 - $4.30
2008 Operating EPS Guidance of $4.00 - $4.40
Financial Update
YTD EPS Results
$3.26 $2.53 Weather Normalized
$3.31 $2.50 Operating
Sep-07 Sep-06
2008
(1)
$0.55 - $0.60
$3.15 - $3.45
$4.00 - $4.40
$0.35 - $0.40
2008 EPS Guidance
(1)
Operating EPS:  $4.00 - $4.40
GAAP EPS:  $3.70 - $4.10
(1) Refer to Appendix for key assumptions supporting 2008 earnings guidance and for expected 2008 earnings drivers for Exelon Generation, ComEd  and
PECO.  Operating Company ranges do not add to Exelon guidance of $4.00 - $4.40/share due to rounding.
ComEd
PECO
Exelon Generation
HoldCo/Other ~$(0.10)
Exelon

PECO
ExGen
Operating EPS Guidance:
$4.15 – $4.30
2007
~9% Compound Annual Growth Rate in EPS from 2007 to 2011
2011
ExGen
ComEd
Major Driver:
End of below-market contract in PA
Exelon Is Uniquely Positioned for
Sustainable Value Creation

PECO and ComEd
Average Annual Rate Base
($ in Billions)
CTC
Electric Transmission
Electric Distribution
Gas
Numbers may not sum due to rounding
(1) Illustrative. Provided solely to illustrate possible future outcomes that are based on a number of different assumptions, all ofwhich are subject to uncertainties and should not be relied upon as a forecast of future results.
(2) ComEd estimated equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill). Projected book equity ratio in 2007 is 58%.
(3) ComEd 2008 estimated net income assumes full $361M revenue increase granted in current distribution rate case.
6.0
6.6
8.0
1.8
2.0
2.2
$220 - $260M (3) $130 - $165M
~5.5 - 6.5% ~3.8 - 4.8%
45% 44%
7.8
8.6
~$460 - $500M
~10 - 11%
~45%
2007E 2008E 2011 (1)
10.2
2.6
2.8
3.1
0.5
0.5
0.6
2.7
2.0
1.1
1.1
1.2
6.9
6.4
2007E 2008E 2011 (1)
4.9
~$245 - $270M
~10 - 11%
~50%
$435 - $470M
Not applicable due to
transition rate structure
$360 - $400M
Net Income
ROE
Equity (2)

• Large, low-cost, low-emissions,
exceptionally well-run nuclear fleet
• Complementary and flexible fossil and
hydro fleet
• Improving power market fundamentals
(commodity prices, heat rates, and
capacity values)
• End of below-market contracts in
Pennsylvania beginning 2011
• Potential carbon restrictions
Value Proposition
Exelon Generation is the premier unregulated generation company – positioned to capture market opportunities and manage risk
Exelon Generation
• Continue to focus on operating excellence,
cost management, and market discipline
• Support competitive markets
• Pursue nuclear & hydro plant license
extension and strategic investment in
material condition
• Maintain industry-leading talent
Protect Value
• Pursue nuclear plant uprates (~200MW by
2012) and investigate potential for more
• Pursue nuclear Construction and
Operating License in Texas
• Capture increased value of low-carbon
generation portfolio
Grow Value

1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Percent
EXC (17)
ETR (11)
PGN (5)
CEG (5)
SO (6)
FPL (6)
TVA (5)
DUK (7)
D (7)
Non-Fleet Operated (21)
NMC (6)
PEG (3)
FE (4)

Sustainable Operating Excellence
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Exelon Industry
Average Capacity Factor
Note: Exelon data prior to 2000 represent ComEd-only nuclear fleet.
Sources: Platt’s, Nuclear News, Nuclear Energy Institute and Energy Information Administration (Department of Energy).
65
70
75
80
85
90
95
100
Operator (# of Reactors)
Range 5-Year Average
Range of Fleet 2-Yr Avg Capacity Factor (2002-2006)
EXC 93.2%

Exelon Generation

Reserve Margin

Henry Hub ($/MMBtu)

$ / kW

Increase in ExGen's Pre-tax Income ($M)
Increase in ATC Price ($/MWh)

-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
2007 2008 2009 2010 2011 2012
Reserve Margins Declining Natural Gas Prices Remaining High
PJM-West
PJM-East
NI-Hub
ERCOT
$5
$6
$7
$8
$9
$10
2008 2010 2012 2014 2016 2018 2020
NYMEX
(1)
Positively Exposed to Market Dynamics
Note:  Illustrative estimate. Overnight, all-in capital cost without interest during construction.
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
0 5 10 15 20 25 30 35 40 45
0
5
10
15
20
25
30
EIA Carbon Case
2010: $31/tonne
Europe Carbon-Trading
2012: $36.50/tonne
Carbon Credit ($/Tonne)
Carbon Legislation Progressing
Lieberman-Warner
Possible $20 to $40/tonne
Bingaman-Specter
2012: $12/tonne
Various
3rd
party
estimates
Construction Costs Escalating
New Generation Installed Cost
Combined Cycle
Gas Turbine
Coal Nuclear
0
500
1,000
1,500
2,000
2,500
3,000
2006 2007 2006 2007 2006 2007
(1)
As of 7/31/07.

2008 “Open” EBITDA
2008 EBITDA 2008 Un-hedged EBITDA
(No Carbon)
$ Millions
~$4,100
~$3,900
2007 EBITDA
Un-hedged (“Open”) EBITDA plus upside from energy, capacity, and carbon drives
Exelon Generation’s value
(1) Un-hedged EBITDA assumes that existing hedges (including the PECO load, Illinois auction load, ComEd financial swap, and other sales) are priced at market prices as of 7/31/07.
(2) 1 tonne = 2,205 lbs.
~$5,350
Hedged – 2008E Un-hedged – 2008E
(1)
Hedged – 2007E
169.10 Eastern MAAC Capacity Price ($/MW-day)
82.40 Rest-of-Market Capacity Price ($/MW-day)
5.60 NI-Hub Implied Heat Rate (mmBtu/MWh)
6.60 PJM W-Hub Implied Heat Rate (mmBtu/MWh)
47.00 NI-Hub ATC Price ($/MWh)
62.90 PJM W-Hub ATC Price ($/MWh)
8.50 Henry Hub Gas Price ($/mmBtu)
2008 Un-hedged EBITDA
(1)
Assumptions
~$1,000M + $10/Tonne Carbon Price (2)
~$80M +/- $10/MW-Day Capacity Price
~$750M +/- 500 Btu/KWh ATC Heat Rate
~$560M +/- $1/mmBtu Gas Price
(Pre-Tax Impact)
2008 Un-hedged EBITDA
(1)
Sensitivities
$2,060 - $2,260
Operating
Earnings: $2,320 - $2,385

Disciplined Financial Management
• Announced a new Value Return Policy last December
– Established annual base dividend of $1.76/share; anticipated to grow modestly over time
– Returns excess cash and/or balance sheet capacity through share repurchases
• Executed a $1.25 billion accelerated share repurchase agreement in
September 2007
Today’s announcement:
• New share repurchase program of $500 million
– Incremental to $1.25 billion buyback executed in September 2007 and to any additional buybacks that may be authorized in 2008
• Annual base dividend rate reset at $2.00/share (beginning Q1 2008);
anticipated to grow modestly over time
(1)
– Higher base dividend reflects higher expected long-term earnings due to improved market fundamentals
(1) Future dividends are subject to declaration by the Board of Directors.

2008 Projected Sources and Uses of Cash
$1,240 Cash available after Dividend
($1,310) Dividend
(3)
$2,550 Cash available before Dividend
$1,220 Net Financing (excluding Dividend)
(2)
($3,120) Capital Expenditures
$4,450 Cash Flow from Operations
(1)
Exelon
(4)
$ Millions
(1) Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures.
(2) Net Financing (excluding Dividend) = Net cash flows used in financing activities excluding dividends paid on common and preferred stock.
(3) Assumes 2008 Dividend of $2.00 per share.
(4) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

Available Cash after Dividend ($ B) (1) (2)
20% FFO/Debt (3)
25% FFO/Debt (3) (EXC Target)
30% FFO/Debt (3)

0
2
4
6
8
10
12
14
16
18
(-25%) Forward Gas Prices as of 7/31/07 (+25%)
Balance Sheet Capacity
Exelon expects to create substantial incremental balance sheet capacity over the next five years, based on planning assumptions
2008 - 2012 Potential Uses of
Available Cash
• Growth opportunities
• Future unfunded liabilities
• Buffer against potentially lower
commodity prices
• Share repurchases or other
value return options
(1) Available Cash after Dividend = Cash Flow from Operations - CapEx - Dividends +/- Net Financings. Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures. Net Financing (excluding Dividends) = Net cash flows used in financing activities excluding dividends paid on common stock. Assumes annualized dividend of $2.00 /share in 2008, growing 5% annually; actual amounts may vary, subject to board approval.
(2) Available Cash after Dividend excludes any benefit from potential carbon impact .
(3) See “FFO Calculation and Ratios” definitions slide in Appendix. FFO / Debt includes: debt equivalents for purchased power agreements, unfunded pension and other postretirement benefits obligations, capital adequacy for energy trading, and related imputed interest.
S&P “BBB” Range for FFO/Debt Ratio: 20% to 30%
Gas Price Sensitivity
2008 - 2012 Cumulative Available Cash (Illustrative)

Sustainable Value
• Continued strong financial and operating performance, and
long-term earnings growth driven by unregulated generation
• Largest, lowest-cost nuclear fleet in competitive markets
• Executing regulatory recovery plan to put ComEd on a path
toward appropriate returns and solid credit metrics
• Managing transition to competitive markets in Pennsylvania
• Increasingly strong cash flows and balance sheet
• Implementing Value Return Policy
Exelon is uniquely positioned to create sustainable value

24

25 Appendix

Key Assumptions
37.3
1.2
2.0
23.90
115.40
6.40
6.80
43.60
7.30
7.80
57.1
7.00
149,800
40,900
(5)
190,700
94.7
2007 Est.
37.2
1.6
1.2
82.40
169.10
5.60
8.40
47.00
6.60
9.50
62.90
8.50
148,200
41,100
(5)
189,300
93.1
2008 Est.
6.56 8.41 Chicago City Gate Gas Price ($/mmBtu)
7.31 9.67 Tetco M3 Gas Price ($/mmBtu)
37.0 37.5 Effective Tax Rate (%)
(4)
0.6 1.3 ComEd
1.2 0.9 PECO
Electric Delivery Growth (%)
(3)
1.75 0.13 PJM West Capacity Price ($/MW-day)
1.75 0.13 PJM East Capacity Price ($/MW-day)
6.32 5.52 NI Hub Implied ATC Heat Rate (mmbtu/MWh)
41.42 46.39 NI Hub ATC Price ($/MWh)
6.98 6.30 PJM West Hub Implied ATC Heat Rate (mmbtu/MWh)
51.07 60.92 PJM West Hub ATC Price ($/MWh)
6.74 8.85 Henry Hub Gas Price ($/mmBtu)
71,326 72,376 Total Genco Market and Retail Sales (GWhs)
(2)
119,354 121,961 Total Genco Sales to Energy Delivery (GWhs)
190,680 194,337 Total Genco Sales Excluding Trading (GWhs)
93.9 93.5 Nuclear Capacity Factor (%)
(1)
2006 Actual 2005 Actual
(1) Excludes Salem.
(2) 2008 estimate includes Illinois Auction sales.
(3) Weather-normalized retail load growth.
(4) Excludes results related to investments in synthetic fuel-producing facilities.
(5) Sales to PECO only.

ComEd 2008 EPS Contribution
ComEd’s operating earnings are expected to increase in 2008 primarily due to execution of its Regulatory Recovery Plan
2007 (1)
RNF
O&M
Depreciation /
Amortization
Interest
Expense
Other
$0.35 - $0.40
$220M - $260M (2)
$0.20 - $0.25
$0.21
$0.02
($0.02)
$(0.04)
2008 (1)
$0.01
Key Items:
Storms: $0.02
Inflation: $(0.02)
Post-2006/Opt-in: $0.02
Bad Debt: $0.01
($0.03)
Weather
$130M - $165M
$ / Share
NOTE: Refer to “Key Assumptions” slide in Appendix.
(1) Estimated contribution to Exelon’s operating earnings guidance.
(2) Assumes full $361M revenue increase granted in current distribution rate case and effective 10/1/08.
Key Items:
Distribution case (2) : $0.09
Transmission revenue: $0.06
Load growth: $0.03

PECO 2008 EPS Contribution
PECO’s operating earnings are expected to decrease in 2008 primarily due to increasing CTC amortization expense
2007 (1)
2008 (1)
$0.65 - $0.70
$451M
($0.08)
$0.01
($0.02)
($0.01)
$0.55 - $0.60
$360M - $400M
RNF
O&M
CTC
Amortization /
Depreciation
Other
NOTE: Refer to “Key Assumptions” slide in Appendix.
(1) Estimated contribution to Exelon’s operating earnings guidance.
($0.02)
Weather
$0.01
Interest
Expense
$435M - $470M
$ / Share

Exelon Generation 2008 EPS Contribution
Exelon Generation’s earnings are impacted primarily by increased number of refueling outages and nuclear fuel expense
2007 (1) 2008 (1)
($0.05)
$(0.17)
$0.05
$3.15 - $3.45
$2,060M - $2,260M
RNF
O&M
Other
Key Items:
Inflation: ($0.07)
Nuclear security: ($0.02)
Add’l refueling outages: ($0.06)
$50M +/- 500 Btu/KWh ATC Heat Rate
$6M +/- $1/mmBtu Gas
2008
Market Sensitivities
(After-Tax)
Depreciation
$(0.03)
$3.45 - $3.55
$2,320M - $2,385M
$ / Share
NOTE: Refer to “Key Assumptions” slide in Appendix.
(1) Estimated contribution to Exelon’s operating earnings guidance.
Key Items:
Market / portfolio: $0.08
Add’l refueling outages: ($0.10)
Nuclear fuel expense: ($0.06)
State Line buyout: ($0.02)

Projected 2008 Key Credit Measures
3.5x – 5.5x BBB 2.6x 2.6x FFO / Interest ComEd:
25% – 40% 11% 9% FFO / Debt
52% – 42% 57% 60%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 44%
2.5x – 3.5x A 4.1x 4.1x FFO / Interest PECO:
12% – 20% 20% 17% FFO / Debt
62% – 52% 49% 52%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 49%
52% – 42% 44% 60%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 44%
25% – 40% 77% 43% FFO / Debt
3.5x – 5.5x BBB+ 13.9x 7.2x FFO / Interest
Exelon
Generation:
62%
29%
5.6x
Without PPA &
Pension / OPEB (2)
55% – 45% 69%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 55%
20% – 30% 22% FFO / Debt
3.2x – 4.5x BBB 4.6x FFO / Interest Exelon
Consolidated:
“BBB” Target
Range (4)
S&P Credit
Ratings (3)
With PPA &
Pension / OPEB (1)
Notes: Projected credit measures reflect impact of Illinois electric rates and policy settlement. Exelon, ComEd and PECO metrics exclude securitization debt. See following slide for
FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 12/14/07.
(4) Based on S&P Business Profiles: 7 for Exelon, 8 for Generation and ComEd, and 4 for PECO.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
- Goodwill
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.